UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2025

Maravai LifeSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 546-0004
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revisited financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2025, Maravai LifeSciences Holdings, Inc. (the “Company”) issued a press release (the “February 2025 Press Release”) announcing, among other things, that it will be delaying its earnings release and call previously scheduled for February 25, 2025, because it requires additional time to complete its financial close process. The Company intends to file a Form 12b-25, Notification of Late Filing, with the U.S. Securities and Exchange Commission on or before March 4, 2025, and intends to file its annual report on Form 10-K for the fiscal year ended December 31, 2024 as soon as practicable and on or before March 18, 2025, which is the expiration of the fifteen-day automatic extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The February 2025 Press Release also includes certain preliminary revenue results for the year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

A copy of the February 2025 Press Release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: February 25, 2025	By:	/s/ Kevin M. Herde
	Name:	Kevin M. Herde
	Title:	Chief Financial Officer